UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55413
614 McKinley Place NE Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

A copy of the press release issued by Bio-Techne Corporation (the “Company”) on October 31, 2023, describing the results of operations for the quarter ended September 30, 2023 and its financial condition as of September 30, 2023 is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 146,017,863 shares represented personally or by proxy, which represents approximately 92.27% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at nine:

For	Against	Abstain
141,242,833	672,919	34,066

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Robert V. Baumgartner	100,149,013	41,734,415	66,390	4,068,045
Julie L. Bushman	132,251,087	9,638,369	60,362	4,068,045
John L. Higgins	116,991,416	24,891,094	67,308	4,068,045
Joseph D. Keegan	134,547,666	7,343,701	58,451	4,068,045
Charles R. Kummeth	139,037,662	2,847,756	64,400	4,068,045
Roeland Nusse	136,502,096	5,384,164	63,558	4,068,045
Alpna Seth	134,785,952	7,102,985	60,881	4,068,045
Randolph C. Steer	116,461,357	25,398,613	89,848	4,068,045
Rupert Vessey	134,555,098	7,335,534	59,186	4,068,045

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders voted against a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement:

9,
For	Against	Abstain	Broker Non-Vote
49,894,295	91,277,734	777,789	4,068,045

Proposal No. 4 – The shareholders approved the frequency of future advisory votes on executive compensation to occur every year.

39
1 Year	2 Years	3 Years	Abstain
139,718,743	141,528	939,375	1,150,172

Proposal No. 5 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

40
For	Against	Abstain
140,734,676	5,247,721	35,466

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on October 31, 2023, announcing a cash dividend and stock dividend is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated October 31, 2023, announcing results of operations

99.2	Press Release, dated October 31, 2023, announcing cash dividend and stock dividend

104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: October 31, 2023	By:	/s/ Shane V. Bohnen
Shane V. Bohnen
Senior Vice President, General Counsel and Secretary